UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23786

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StepStone Private Venture and Growth Fund

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Venture and Growth Fund

Consolidated Financial Statements

For the Year Ended March 31, 2025

Annual Report

StepStone Private Venture and Growth Fund

Table of Contents
For the Year Ended March 31, 2025

Management's Discussion of Fund Performance (unaudited)	2 - 4
Report of Independent Registered Public Accounting Firm	5
Consolidated Schedule of Investments	6 - 13
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16 - 17
Consolidated Statement of Cash Flows	18 - 19
Consolidated Financial Highlights	20 - 22
Notes to Consolidated Financial Statements	23 - 35
Trustees and Officers (unaudited)	36 - 37
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	38 - 40
Other Information (unaudited)	41
Privacy Notice (unaudited)	42 - 43

StepStone Private Venture and Growth Fund

Management's Discussion of Fund Performance (unaudited)
March 31, 2025

Introduction

StepStone Private Venture and Growth Fund (“SPRING” or the “Fund”) offers qualified clients global access to top-tier venture and growth managers with exposure across the innovation economy and targets attractive risk-adjusted returns. SPRING invests across a range of sectors including enterprise information technology, technology-enabled products and services, consumer internet, healthcare, branded consumer/consumer packaged goods and other sectors.

Designed specifically for individual investors and small institutions, SPRING’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, SPRING raises capital monthly while providing liquidity through quarterly repurchase offers, subject to approval by SPRING's Board of Trustees. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Performance1

SPRING (Class I) generated a net return of 20.23% for the fiscal year ended March 31, 2025 (referred to as “fiscal year 2025”). Since its inception on November 1, 2022, SPRING (Class I) has delivered a 26.55% annualized return and a 76.55% total return. SPRING posted positive returns in 25 of its 29 months of operations and reached $1.9 billion of assets under management as of March 31, 2025.

Portfolio Construction Drives Returns

SPRING is designed as a broadly diversified venture capital and growth equity strategy leveraging an open architecture approach to construct an attractive portfolio of assets focused on the “innovation economy.” StepStone’s experienced Venture Capital (“VC”) & Growth Equity (“GE”) investment team identifies dynamic companies, technologies and sectors benefiting from favorable secular trends to guide the Fund’s portfolio construction.

We believe the Fund’s strong returns since inception benefited from a balanced mix of:

•	Discounts associated with secondary purchases of limited partner (“LP”) interests and general partner (“GP”)-led secondaries, and subsequent unrealized gains after the point of investment;

•	Effective selection of primary and secondary direct investments alongside StepStone’s most trusted GPs in this asset class, leading to realized and unrealized gains; and

•	A disciplined approach to capital deployment during and following a period of significant dislocation in the venture and growth markets.

Return Components and Benchmark

SPRING (Class I) generated a 20.23% total return in fiscal year 2025 versus a 6.37% total return in the NASDAQ Composite Index, the Fund’s primary benchmark2. Since its inception, SPRING (Class I) has achieved a 26.55% annualized return versus a 22.11% annualized return in the NASDAQ Composite Index. We believe that SPRING has consistently delivered strong returns, demonstrating greater stability and less volatility compared with publicly traded markets. As shown below, performance was driven by a combination of asset appreciation and discounts from secondary transactions.

We attribute our performance during the fiscal year to the following factors:

•	Several portfolio positions experienced increases in value due to new rounds of financing and GP write-ups that were driven primarily by improved operational performance metrics, resulting in unrealized gains of $251.3 million in fiscal year 2025;

•	Secondary discounts accounted for $33.3 million of the fiscal year 2025’s investment gain; and

•	Realized gain and portfolio income distributions generated $15.2 million for the fiscal year 2025.

StepStone Private Venture and Growth Fund

Management's Discussion of Fund Performance (unaudited) (continued)
March 31, 2025

Liquidity and Share Repurchases

We believe SPRING has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2026. As of March 31, 2025, SPRING held $130.6 million of cash and cash equivalents and $43.2 million of short-term investments and had $85.0 million available to be drawn under its credit facility3.

During fiscal year 2025, SPRING conducted quarterly share repurchases, allowing for the repurchase of up to 2.50% of outstanding shares per quarter. These repurchases, completed on a quarterly basis, represented an average of 0.62% of shares outstanding in each quarter during the period ended March 31, 2025. Over this period, the Fund made four repurchase offers, resulting in 0.9 million shares being repurchased for a total of $38.0 million.

Investing Through the Cycle, Capitalizing on Attractive Pricing Dynamics

The SPRING portfolio continues to be a mix of secondary investments and primary direct investments with a slight overweight to secondaries in line with the Fund's target asset allocation. As of March 31, 2025, SPRING was allocated 55% to secondary investment funds, 32% to primary direct investments, 9% to secondary direct investments and 3% to primary fund investments. The current market opportunity, in StepStone's view, remains well suited for this asset allocation blend as we continue to see a large volume of VC secondary deal flow across various investment types and selective opportunities to make primary direct investments that we deem attractive.

In this asset class, portfolio diversification by investment type, asset and vintage year is an important tool for both driving returns and for mitigating risk but must be balanced against building sufficiently scaled positions opportunistically. As of March 31, 2025, SPRING has created a robust and diversified portfolio of 243 investments giving investors exposure to over 1,500 underlying portfolio companies. The Fund has been able to build material positions in several value-driving assets, with top five assets on a look-through basis accounting for 21.88% of AUM as of March 31, 2025.

During the fiscal year 2025, SPRING expanded its portfolio with 155 new investments, including 56 secondary investment funds, 46 secondary direct investments, and a selective addition of 51 primary directs and two primary investment funds.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2025 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 20251

	1 Year	Since Inception[4]
StepStone Private Venture and Growth Fund, Class I	20.23%	26.55%
StepStone Private Venture and Growth Fund, Class D	20.12%	26.22%
StepStone Private Venture and Growth Fund, Class S5	19.32%	25.73%
NASDAQ Composite Index[2]	6.37%	22.11%

StepStone Private Venture and Growth Fund

Management's Discussion of Fund Performance (unaudited) (continued)
March 31, 2025

Performance of a $1,000,000 Investment (as of March 31, 2025)

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

2 The NASDAQ Composite, a stock market index that includes almost all stocks listed on the NASDAQ stock exchange, is a total return index and SPRING’s primary benchmark.

3 See Note 8 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is November 1, 2022.

5 Effective January 17, 2025, Class T Shares were converted to Class S Shares and Class T Shares are no longer offered by the Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
StepStone Private Venture and Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Venture and Growth Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and the period from November 1, 2022 (commencement of operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the two years in the period then ended and the period from November 1, 2022 (commencement of operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence with the custodian, investment funds or portfolio company investees; when replies were not received from investment funds or portfolio company investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2025

A member firm of Ernst & Young Global Limited

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated - 30.2% of NAV					1,2,3,4,5
Europe - 1.1% of NAV
Monzo Bank Holding Group Limited (1,119,049 preferred shares)	Venture Capital	03/05/2024	$19,474,096	$21,828,371	*,6,8
Total Europe			$19,474,096	$21,828,371

North America - 27.0% of NAV
8VC ANSF SPV I, LLC	Venture Capital	07/16/2024	$3,613,856	$6,185,217	*
8VC CHSB SPV, LLC	Venture Capital	08/02/2024	6,400,000	15,723,142	*
8VC LBSD SPV, LLC	Venture Capital	03/27/2025	15,750,000	15,750,000	*
AcuityMD, Inc. (229,474 preferred shares)	Venture Capital	04/12/2024	1,268,142	1,268,142	*,6
Altimeter Growth Co-Invest IV, L.P.	Venture Capital	09/05/2024	29,433,949	29,364,625	*,7
Altimeter Growth Co-Invest V, L.P.	Venture Capital	09/30/2024	22,579,800	35,840,670	*
Anduril Industries, Inc. (65,393 preferred shares)	Venture Capital	03/20/2025	2,673,449	2,673,449	*,6
ASA4 LLC	Venture Capital	06/12/2024	8,900,000	8,889,652	*
BSV Holdings I LP	Venture Capital	03/10/2025	1,828,174	1,815,952	*
BSV Star Queen, LLC	Venture Capital	10/15/2024	4,450,000	4,450,000	*
Caffeinated Capital Saronic SPV II, LLC	Venture Capital	01/28/2025	28,500,000	28,530,003	*
Caffeinated Capital Varda SPV II, LLC	Venture Capital	09/05/2024	3,900,000	3,894,487	*
Creatio Inc. (7,609 preferred shares)	Venture Capital	06/10/2024	778,806	778,806	*,6
CRV Select II-V, LP	Venture Capital	05/06/2024	9,630,590	9,579,190	*
Cube Planning Inc. (277,368 preferred shares)	Venture Capital	12/15/2023	1,431,302	1,431,302	*,6
Cyware Labs, Inc. (16,739 preferred shares)	Venture Capital	11/08/2023	188,612	188,612	*,6
Duplocloud, Inc. (153,459 preferred shares)	Venture Capital	11/01/2023	1,361,273	1,361,273	*,6
Elephant Partners 2023 SPV-A, L.P.	Venture Capital	05/19/2023	34,665,443	37,570,154	*
Ensemble Continuation Fund LLC - Series Saronic	Venture Capital	07/10/2024	4,571,429	12,745,434	*
FE IV Co-Invest FA, L.P.	Growth Equity	07/31/2024	4,360,115	6,542,534	*
FE IV Co-Invest SO, L.P.	Growth Equity	10/24/2024	36,146,670	37,203,627	*
Federato Technologies, Inc. (1,108,931 preferred shares)	Venture Capital	11/15/2024	7,065,321	7,065,321	*,6
Georgian Alignment Fund AS, LP	Venture Capital	10/31/2024	4,590,831	4,924,548	*,7
Georgian Fund VI C Invest LP	Venture Capital	11/14/2024	4,482,873	4,459,464	*,7
Hello Cake, Inc. (2,457,331 preferred shares)	Venture Capital	09/11/2024	6,000,104	10,157,132	*,6
Ilumed Parent LLC (1,320 preferred shares)	Growth Equity	08/19/2024	9,493,125	9,493,125	*,6,9
Infinite Uptime, Inc. (231,940 preferred shares)	Venture Capital	01/06/2025	1,813,377	1,813,377	*,6
KA Venture Investments Holdings, LLC	Venture Capital	10/15/2024	989,115	989,115	*
KoBold Metals Company (298,754 preferred shares)	Venture Capital	12/05/2024	25,379,959	25,379,959	*,6
NEA CH SPV, L.P.	Venture Capital	05/09/2024	1,952,154	1,950,793	*
Overhaul Group, Inc. (830,940 preferred shares)	Venture Capital	02/01/2023	10,416,248	15,155,515	*,6
Peak Topco Inc. (2,667 preferred shares)	Growth Equity	08/23/2024	2,666,667	2,666,667	*,6,7
Poolside, Inc. (160,443 preferred shares)	Venture Capital	07/11/2024	12,226,575	12,226,575	*,6
PushPress, Inc. (760,282 preferred shares)	Venture Capital	10/17/2024	5,350,333	5,350,333	*,6
Rasa Technologies Inc. (361,126 preferred shares)	Venture Capital	12/06/2023	1,651,249	1,651,249	*,6
Redpoint Omega IV-C, L.P.	Venture Capital	06/28/2024	2,224,814	5,315,589	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
RPIII FB Co-Invest LLC	Growth Equity	03/02/2023	$4,000,000	$4,184,151	*,9
Saronic Technologies, Inc. (413,421 preferred shares)	Venture Capital	07/11/2024	2,825,076	6,405,586	*,6
Shrug Opportunities & Natural Capital LP	Venture Capital	10/11/2024	22,695,000	22,250,000	*
StepStone VC PVP Follow-On, LLC	Venture Capital	09/11/2024	48,477	47,178	*
Teamshares Inc. (5,714 preferred shares)	Venture Capital	06/20/2024	436,131	436,131	*,6
Temporal Technologies Inc. (73,765 preferred shares)	Venture Capital	02/03/2025	4,371,343	4,371,343	*,6
ThreatLocker, Inc. (827,118 preferred shares)	Venture Capital	04/08/2024	42,203,298	48,154,314	*,6
Thrive Capital Partners IX Growth-C, LLC	Venture Capital	12/16/2024	7,617,428	7,598,663	*
Transcend Inc. (265,808 preferred shares)	Venture Capital	12/29/2023	2,785,645	2,785,641	*,6
unitQ inc. (614,975 preferred shares)	Venture Capital	04/19/2024	2,536,280	2,536,280	*,6
Valor Summit 1.0 L.P.	Venture Capital	10/30/2024	21,511,699	21,348,271	*,7
X.AI Holdings Corp. (793,651 preferred shares)	Venture Capital	05/10/2024	9,500,002	29,015,881	*,6
Total North America			$439,264,734	$519,518,472

Rest of World - 2.1% of NAV
KA CT, LLC	Venture Capital	01/02/2024	$2,190,000	$2,190,000	*,10
Kiranakart Technologies Private Limited (102,340,840 preferred shares)	Venture Capital	08/24/2023	13,319,814	27,793,404	*,6
Lyka Wellness Pty Ltd (26,069 preferred shares)	Venture Capital	04/25/2023	2,272,587	2,439,083	*,6,8
Lyka Wellness Pty Ltd	Venture Capital	02/13/2025	111,933	111,895	*,6,8,11
Rei do Pitaco Limited	Venture Capital	06/28/2024	2,850,000	2,850,000	*,6,11
Zencity Technologies Ltd. (575,444 preferred shares)	Venture Capital	05/15/2024	5,852,957	5,852,957	*,6
Total Rest of World			$26,597,291	$41,237,339
Total Non-Controlled/Non-Affiliated Primary Direct Investments			$485,336,121	$582,584,182

Primary Investment Funds - Non-Controlled/Non-Affiliated - 2.5% of NAV					1,2,3,4,5
North America - 2.5% of NAV
8VC DSS A, L.P.	Venture Capital	02/28/2025	$36,900,000	$36,900,000	*,7
Altimeter Venture Partners Fund VII, L.P.	Venture Capital	11/08/2024	5,830,105	6,219,510	*,7
Silas Capital Partners II, L.P.	Venture Capital	03/15/2024	3,675,908	5,939,953	*,7
Total North America			$46,406,013	$49,059,463
Total Non-Controlled/Non-Affiliated Primary Investment Funds			$46,406,013	$49,059,463

Secondary Direct Investments - Non-Controlled/Non-Affiliated - 8.2% of NAV					1,2,3,4,5
Europe - 1.8% of NAV
Monzo Bank Holding Group Limited (1,772,343 preferred shares)	Venture Capital	05/03/2024	$33,024,390	$34,571,642	*,6,8
Total Europe			$33,024,390	$34,571,642

North America - 6.4% of NAV
Anduril Industries, Inc. (91,127 common shares)	Venture Capital	05/14/2024	$2,514,476	$3,725,527	*,6
Anduril Industries, Inc. (233,284 preferred shares)	Venture Capital	08/05/2024	6,615,056	9,537,303	*,6
BuildOps, Inc. (222,285 preferred shares)	Venture Capital	09/27/2023	229,865	499,297	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Contentful Global, Inc. (74,057 preferred shares)	Venture Capital	06/13/2023	$970,147	$970,147	*,6
Creatio Inc. (13,391 common shares)	Venture Capital	06/10/2024	1,291,819	1,370,613	*,6
Creatio Inc. (32,501 preferred shares)	Venture Capital	06/10/2024	3,326,585	3,326,585	*,6
Cube Planning Inc. (15,142 preferred shares)	Venture Capital	01/29/2024	57,947	78,137	*,6
Cyware Labs, Inc. (78,769 common shares)	Venture Capital	11/08/2023	754,418	887,553	*,6
Duplocloud, Inc. (22,133 preferred shares)	Venture Capital	11/01/2023	157,067	196,333	*,6
Federato Technologies, Inc. (28,462 preferred shares)	Venture Capital	11/15/2024	181,340	181,340	*,6
GlossGenius, Inc. (11,136 common shares)	Venture Capital	11/16/2023	282,909	282,909	*,6
KoBold Metals Company (7,112 preferred shares)	Venture Capital	02/05/2025	604,184	604,184	*,6
Kong Inc. (1,211,663 preferred shares)	Venture Capital	10/10/2024	12,123,382	12,412,033	*,6
Maven Clinic Co. (254,542 preferred shares)	Venture Capital	08/16/2024	4,522,931	4,522,931	*,6
Outreach Corporation (225,367 common shares)	Venture Capital	06/14/2023	1,802,939	1,352,202	*,6
PushPress, Inc. (400,842 preferred shares)	Venture Capital	10/17/2024	2,820,845	2,820,845	*,6
Saronic Technologies, Inc. (430,576 common shares)	Venture Capital	07/23/2024	3,627,978	6,671,388	*,6
Solutions By Text Holdco Inc. (268,109 common shares)	Venture Capital	05/16/2024	1,730,435	2,058,273	*,6
Space Exploration Technologies Corp. (123,345 common shares)	Venture Capital	04/26/2024	12,948,495	22,818,825	*,6
Teamshares Inc. (17,142 preferred shares)	Venture Capital	09/27/2023	1,308,392	1,308,392	*,6
ThreatLocker, Inc. (539,139 preferred shares)	Venture Capital	04/08/2024	22,563,156	31,388,349	*,6
Vacation Inc. (1,061,681 preferred shares)	Venture Capital	02/12/2024	3,198,070	6,732,650	*,6
Vannevar Labs, Inc. (58,103 common shares)	Venture Capital	03/06/2025	3,698,192	3,698,192	*,6
Vannevar Labs, Inc. (82,416 preferred shares)	Venture Capital	02/18/2025	5,245,688	5,245,688	*,6
Total North America			$92,576,316	$122,689,696

Rest of World - —% of NAV
Kiranakart Technologies Private Limited (2,156,326 common shares)	Venture Capital	01/08/2024	$210,180	$607,615	*,6
Kiranakart Technologies Private Limited (1,792,786 preferred shares)	Venture Capital	06/05/2024	214,543	473,353	*,6
Lyka Wellness Pty Ltd (7,809 preferred shares)	Venture Capital	05/02/2024	671,181	730,630	*,6,8
Total Rest of World			$1,095,904	$1,811,598
Total Non-Controlled/Non-Affiliated Secondary Direct Investments			$126,696,610	$159,072,936

Secondary Investment Funds - Non-Controlled/Non-Affiliated - 51.5% of NAV					1,2,3,4,5
North America - 48.3% of NAV
137 Holdings AI II, LLC	Venture Capital	02/21/2024	$12,495,038	$28,350,850	*
137 Holdings SXXI, LLC	Venture Capital	03/18/2024	12,699,000	22,640,715	*
AH Parallel Fund IV-Q, L.P.	Venture Capital	07/01/2023	171,807	201,352	*,10
Amaranth DC Holdings, LP	Growth Equity	02/23/2024	13,774,340	17,174,486
Andreessen Horowitz Fund IV-Q, L.P.	Venture Capital	07/01/2023	363,789	534,516	10
Ardent GB Holdings, LP	Venture Capital	03/21/2024	2,723,400	2,723,400	*
ARP4 LLC	Venture Capital	03/20/2025	20,072,731	20,020,000	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Backend Capital, a series of Backend Capital, LP	Venture Capital	08/29/2023	$689,809	$1,334,668	*
Betaworks Ventures 1.0, LP	Venture Capital	01/24/2023	5,221,431	24,266,628	*,7
Betaworks Ventures 2.0, LP	Venture Capital	01/24/2023	1,976,935	2,950,290	*,7
Betaworks Ventures 3.0, LP	Venture Capital	01/24/2023	825,000	688,357	*,7,10
Boldstart Opportunities I L.P.	Venture Capital	04/17/2024	249,020	418,387	*
Boldstart Ventures II L.P.	Venture Capital	06/30/2024	3,724,925	5,409,752	*,7
Boldstart Ventures III L.P.	Venture Capital	04/17/2024	1,037,434	1,912,265	*
Charles River Partnership XIV, LP	Venture Capital	06/30/2023	83,337	72,377	*,8
Charles River Partnership XV, LP	Venture Capital	06/30/2023	768,773	1,624,121	*,7,8
Charles River Partnership XVI, LP	Venture Capital	06/30/2023	4,465,512	5,367,957	*,7,8
CNK Fund IV, L.P.	Venture Capital	12/31/2023	2,937,398	10,941,228	*,7,10
CNK Seed Fund I, L.P.	Venture Capital	12/31/2023	978,880	3,257,625	*,7,10
Columbia Capital Equity Partners VI (QP), L.P.	Venture Capital	06/30/2023	237,985	290,771	*,10
Columbia Capital Equity Partners VII (QP), L.P.	Growth Equity	08/04/2023	214,167	281,898	*,7,10
Columbia Spectrum Partners VI-A, L.P.	Venture Capital	09/10/2024	—	—	*,7
Conversion Capital Fund II, LP	Venture Capital	09/30/2023	46,298	36,319	*,7
Craft Ventures Affiliates II, L.P.	Venture Capital	06/30/2023	174,577	364,508	*
Craft Ventures Growth I, L.P.	Venture Capital	06/30/2023	76,732	203,921	*,7
Craft Ventures III, L.P.	Venture Capital	06/30/2023	87,895	185,303	*,7
CRV SPV2-Z, LLC	Venture Capital	12/06/2024	5,262,566	7,007,722	*
DST Global IX, L.P.	Venture Capital	10/01/2023	11,954,202	19,922,920	*,7
DST Global VI, L.P.	Venture Capital	10/01/2023	2,206,878	4,943,462	*
DST Global VII, L.P.	Venture Capital	10/01/2023	7,317,216	20,186,002	*,7
DST Global VIII, L.P.	Venture Capital	10/01/2023	5,595,765	11,091,444	*,7
DST Investments XXI, L.P.	Venture Capital	10/01/2023	281,117	698,326	*
DSTG VII Investments-1, L.P.	Venture Capital	10/01/2023	253,192	654,787	*
DSTG VII Investments-4, L.P.	Venture Capital	10/01/2023	58,052	224,935	*
Elephant Partners I, L.P.	Growth Equity	04/12/2024	513,786	675,066	*,7
Elephant Partners II, L.P.	Growth Equity	04/12/2024	563,549	737,957	*,7
Elephant Partners III, L.P.	Growth Equity	04/12/2024	387,439	764,359	*,7
Elephant Partners IV, L.P.	Growth Equity	04/12/2024	251,255	349,834	*,7
Emergence Capital Partners II, L.P.	Venture Capital	10/22/2024	1,902,299	2,002,807	*,7
Felicis Ventures VI, L.P.	Venture Capital	11/04/2022	17,384,509	19,926,520	*,10
Felicis Ventures VII, L.P.	Venture Capital	11/04/2022	13,572,173	15,774,865	*,7
Fika Ventures - A, L.P.	Venture Capital	01/09/2024	116,969	171,452
Fika Ventures, L.P.	Venture Capital	06/27/2023	933,802	1,821,368
Fingercheck Buyer SPV, LLC	Venture Capital	10/16/2024	30,149,998	30,149,998	*
First-Party Time VI LLC	Growth Equity	07/02/2024	13,309,770	18,304,937	*
Five Elms III Apptegy CV, L.P.	Growth Equity	12/20/2023	18,691,081	28,036,622	*,7
Greenoaks Capital MS LP - Jenner II Series	Venture Capital	06/06/2024	23,164,166	26,624,797	*,7

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Group 11 Fund VI, L.P.	Venture Capital	12/22/2023	$1,796,364	$2,476,537	*,7
Hildred Capital Co-Invest-REBA, LP	Venture Capital	10/08/2024	21,627,000	26,472,168	*,7
Hildred Equity Partners III-A, LP	Venture Capital	10/08/2024	—	—	*,7
Hildred Perennial Partners I, LP	Venture Capital	12/22/2023	3,442,494	5,177,836	*,7
Imaginary Venture Capital TR-1, L.P.	Venture Capital	07/30/2024	13,350,000	13,260,266	*
Initialized III L.P.	Venture Capital	11/27/2024	2,025,166	2,963,784	*,7
Insight Partners Continuation Fund II, L.P.	Growth Equity	03/31/2023	17,175,129	23,648,364	7
Integrity Growth Partners Fund II, L.P.	Growth Equity	07/31/2024	3,867,482	5,618,584	*,7
K1X Co-Invest, LLC	Venture Capital	09/05/2024	3,215,998	3,668,451	*
KA HINT, LLC	Venture Capital	03/13/2025	8,200,000	11,633,067	*
Lightspeed Venture Partners Select II, L.P.	Venture Capital	12/30/2022	665,914	879,100	*,7,8
Lightspeed Venture Partners Select IV, L.P.	Venture Capital	12/30/2022	1,059,083	1,727,543	*,7,8
Lightspeed Venture Partners X, L.P.	Venture Capital	12/30/2022	2,452,835	3,293,975	*,7,8
Lightspeed Venture Partners XI, L.P.	Venture Capital	12/30/2022	1,781,103	1,841,291	*,7,8
Lightspeed Venture Partners XII, L.P.	Venture Capital	12/30/2022	1,594,093	2,976,169	*,7,8
Lightspeed Venture Partners XIII, L.P.	Venture Capital	12/30/2022	1,421,642	1,954,850	*,7,8
Lightspeed W-I, LLC	Venture Capital	03/26/2024	13,407,405	31,261,236	*
Lux Ventures IV, L.P.	Venture Capital	06/30/2023	615,724	958,984	*
Maple 3 VC, L.P.	Venture Capital	08/20/2024	568,634	743,435	*,7
Maple SPV-C2, LLC	Venture Capital	08/14/2024	1,585,190	3,563,332	*
March Capital Opportunity Fund II, L.P	Venture Capital	09/30/2023	42,628	66,491	*
March Capital Partners Fund II, L.P.	Venture Capital	09/30/2023	34,781	57,186	*
Maroon Investors, L.P.	Growth Equity	07/14/2023	9,639,000	12,531,129	*,7
NEA Secondary Opportunity Fund, L.P.	Venture Capital	07/03/2024	8,047,389	10,885,287	*,7
Nexus Ventures VI, L.P.	Venture Capital	08/28/2023	123,277	332,602	*,7
Orkila Growth Fund III, LP	Growth Equity	09/29/2023	2,123,360	4,164,948	*,7,8
Orkila Growth Fund IV, LP	Growth Equity	09/29/2023	58,651	63,675	*,7,8
Otherwise Fund V, L.P.	Venture Capital	03/24/2025	—	—	*,7
Otherwise RP SPV, L.P.	Venture Capital	03/17/2025	13,330,236	13,330,236	*
Poplar DC Holdings, LP	Growth Equity	07/01/2024	39,126,334	35,762,561
Primary Select Fund II, L.P.	Venture Capital	04/28/2023	551,523	814,754	*
PSG Sequel-A L.P.	Growth Equity	01/30/2025	62,490,892	69,650,166	*,7
PVP SGSS I, LLC	Venture Capital	12/18/2023	4,210,222	4,260,116	*,7
PVP SGSS I-A, LLC	Venture Capital	12/18/2023	4,657,344	4,826,932	*,7
Redpoint Omega IV-Y, L.P.	Venture Capital	11/18/2024	26,620,000	26,400,004	*
Rocket Fuel III LLC	Growth Equity	07/02/2024	13,262,566	15,854,643	*
Sea Change IV LLC	Growth Equity	07/02/2024	1,802,315	2,321,487	*
SG VC Fund II, L.P.	Venture Capital	12/05/2023	5,460,052	12,656,193	*
Shasta Ventures V, L.P.	Venture Capital	06/30/2024	5,331,379	6,062,916	*,7
Signal Peak Ventures III CIV-A, L.P.	Venture Capital	09/30/2024	4,600,217	7,235,764	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Signal Peak Ventures III, L.P.	Venture Capital	09/30/2024	$5,036,890	$7,730,563	*
Signal Peak Ventures IV, L.P.	Venture Capital	11/01/2024	2,907,632	3,447,511	*,7
Silas Capital Partners II, L.P.	Venture Capital	10/21/2024	375,060	593,995	*,7
Silas-MBM LLC	Venture Capital	02/12/2024	830,000	1,428,465	*
SSG Fika VC, LLC	Venture Capital	01/03/2025	4,649,447	6,486,867	*,7
Standard Crypto Venture Fund I LP	Venture Capital	10/23/2024	1,433,084	3,163,923	*,7,10
StepStone BSV VC 2024 LLC	Venture Capital	08/14/2024	7,569,384	13,817,425	*
Stripes VI Crimson Co-Invest, LP	Venture Capital	01/17/2025	1,764,328	1,761,288	*
Stripes VI Rainier Co-Invest, LP	Growth Equity	10/24/2024	8,820,307	8,797,002	*
Thrive Capital Partners IX Growth-E, LLC	Venture Capital	01/14/2025	2,884,226	2,881,178	*
Thrive Capital Partners VIII Growth-B, LLC	Growth Equity	03/17/2023	10,888,610	19,174,936	*
Troy Capital Partners Exploration Fund 2024, LP	Venture Capital	09/16/2024	19,171,070	30,136,428	*
TTCP Co-Invest CAN, LP	Growth Equity	03/19/2025	9,208,460	13,956,167	*,9
TTCP Fund III, L.P.	Growth Equity	03/20/2025	—	—	*,7,10
Valor M33 III L.P.	Venture Capital	08/29/2024	4,750,660	8,158,486	*
Vy Space II LP	Venture Capital	10/29/2024	15,154,466	23,901,862	*,7
VYC25 Limited	Venture Capital	03/10/2025	55,173,399	55,137,666	*

Total North America			$691,946,442	$933,291,698

Rest of World - 3.2% of NAV
Coatue US 50 LLC - Series 1	Venture Capital	12/19/2024	$36,383,389	$42,389,645	*
MGR-CloudWalk LLC	Venture Capital	09/12/2024	3,033,478	4,039,432	*
SSMGR-C, LLC - Series 1	Venture Capital	10/21/2024	13,014,308	15,525,431	*

Total Rest of World			$52,431,175	$61,954,508
Total Non-Controlled/Non-Affiliated Secondary Investment Funds			$744,377,617	$995,246,206

Public Securities - Non-Controlled/Non-Affiliated - 0.0% of NAV					1,2,3
Europe - 0.0% of NAV
Wise plc (2,180 common shares)	Public Securities	02/06/2025	$30,673	$26,612	*,8,12
Total Europe			$30,673	$26,612

North America - 0.0% of NAV
Doximity, Inc. (7,497 common shares)	Public Securities	02/12/2025	$563,624	$435,051	*,13
Rubrik, Inc. (1,268 common shares)	Public Securities	03/25/2025	90,561	77,323	*,8,13
Total North America			$654,185	$512,374
Total Non-Controlled/Non-Affiliated Public Securities			$684,858	$538,986

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Short-Term Investments - Non-Controlled/Non-Affiliated - 2.3% of NAV
Fidelity Investments Money Market Government Portfolio — Class I, 4.18% (43,200,965 shares)	Money Market	N/A	$43,200,965	$43,200,965	13,14
Total Non-Controlled/Non-Affiliated Short-Term Investments			$43,200,965	$43,200,965
Total Non-Controlled/Non-Affiliated Investments - 94.7% of NAV			$1,446,702,184	$1,829,702,738
Primary Direct Investments - Controlled/Affiliated - 0.1% of NAV					1,2,3,4,5
North America - 0.1% of NAV
Terrain Opportunity I, LP	Venture Capital	02/26/2025	$2,278,987	$2,230,470	*
Total North America			$2,278,987	$2,230,470
Total Controlled/Affiliated Primary Direct Investments			$2,278,987	$2,230,470
Secondary Investment Funds - Controlled/Affiliated - 0.6% of NAV					1,2,3,4,5
North America - 0.6% of NAV
CRV XVIII-Z, LP	Venture Capital	10/10/2024	$11,009,502	$11,558,347	*
Total North America			$11,009,502	$11,558,347
Total Controlled/Affiliated Secondary Investment Funds			$11,009,502	$11,558,347
Total Controlled/Affiliated Investments - 0.7% of NAV			$13,288,489	$13,788,817
Total Investments - 95.4% of NAV			$1,459,990,673	$1,843,491,555
Cash Equivalents - 4.2% of NAV
UMB Bank Money Market Special II — 4.19% ($81,087,687 principal)	Money Market	N/A	$81,087,687	$81,087,687	14
Total Cash Equivalents			$81,087,687	$81,087,687
Other assets in excess of liabilities - 0.4% of NAV				$7,031,650
Net Assets - 100.0% of NAV				$1,931,610,892

*	Investment is non-income producing.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Investments do not allow redemptions or withdrawals except at discretion of their general partner, manager or advisor and the final distribution date is not known, except where noted.
4	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments.
5	The fair value of any Secondary Investment Fund, Secondary Direct Investment, Primary Investment Fund, or Primary Direct Investment (together "Private Market Assets") has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such Private Market Assets (including any of its affiliates). Please see the notes to the consolidated financial statements for further details regarding the valuation policy of the Fund.
6	The fair value of the investment was determined using significant unobservable inputs.
7	Investment has been committed to but has not been fully funded. See Note 3.
8	All or a portion of this security is held by SPRING Cayman II LLC.
9	All or a portion of this security is held by SPRING I LLC - Series A.
10	All or a portion of this security is held by SPRING Cayman LLC.
11	Investment is a simple agreement for future equity (SAFE) security.
12	The audited financial statements of the investment can be found at www.gov.uk/government/organisations/companies-house.
13	The audited financial statements of the investment can be found at sec.gov.
14	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Summary of Investments by Strategy (as a percentage of total investments)
Primary Direct Investments	31.7%
Primary Investment Funds	2.7%
Secondary Direct Investments	8.6%
Secondary Investment Funds	54.6%
Public Securities	0.0%
Short-Term Investments	2.4%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Assets and Liabilities
March 31, 2025

Assets
Non-controlled/non-affiliated investments, at fair value (cost $1,446,702,184)	$1,829,702,738
Controlled/affiliated investments, at fair value (cost $13,288,489)	13,788,817
Total investments, at fair value (cost $1,459,990,673)	1,843,491,555
Cash and cash equivalents	130,616,138
Restricted cash held in escrow	135,979,117
Dividend and interest receivable	894,100
Prepaid expenses	129,755
Total Assets	2,111,110,665
Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(408,899)
Revolving credit facility less deferred debt issuance costs	(408,899)
Subscriptions received in advance	135,979,117
Payable for share repurchases	19,991,671
Incentive fees payable	18,926,401
Management fees payable	2,465,195
Due to Adviser	282,545
Professional fees payable	254,784
Administration fees payable	191,320
Trustees' fees payable	41,648
Transfer agent fees payable	63,154
Revolving credit facility interest and fees payable	37,417
Deferred tax liability	1,146,657
Other accrued expenses	528,763
Total Liabilities	179,499,773
Commitments and Contingencies (see Note 9)
Net Assets	$1,931,610,892

Composition of Net Assets:
Paid-in capital	$1,597,189,572
Total distributable earnings (accumulated loss)	334,421,320
Net Assets	$1,931,610,892
Class I
Net Assets	$1,215,282,783
Outstanding shares (unlimited number of shares authorized)	27,701,981
Net Asset Value Per Share	$43.87
Class D
Net Assets	$5,223,469
Outstanding shares (unlimited number of shares authorized)	119,822
Net Asset Value Per Share	$43.59
Class S
Net Assets	$711,104,640
Outstanding shares (unlimited number of shares authorized)	16,467,453
Net Asset Value Per Share	$43.18

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2025

Investment Income
Non-controlled/non-affiliated dividend income (net of taxes withheld of $0)	$6,539,821
Non-controlled/non-affiliated investments interest income	8,300,085
Total Investment Income	14,839,906

Expenses
Incentive fees	38,178,507
Management fees	16,921,220
Administration fees	1,632,750
Revolving credit facility interest and fees	1,034,669
Professional fees	1,013,840
Transfer agent fees	577,442
Trustees' fees	160,000
Chief compliance officer fees	49,973
Shareholder servicing fees (Class D)	10,625
Distribution and shareholder servicing fees (Class S)	2,767,281
Distribution and shareholder servicing fees (Class T)	670
Other expenses	723,275
Total Expenses	63,070,252
Adviser expense recoupment (reimbursement)	901,800
Net Expenses	63,972,052
Net Investment Income (Loss)	(49,132,146)

Net Realized Gain (Loss)	8,574,513
Distributions from non-controlled/non-affiliated investments	8,574,513
Total Net Realized Gain (Loss)
Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	284,168,155
Controlled/affiliated investments	500,328
Deferred tax	(1,146,657)
Total Net Change in Unrealized Appreciation (Depreciation)	283,521,826

Net Increase (Decrease) in Net Assets from Operations	$242,964,193

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2025	March 31, 2024
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$(49,132,146)	$(12,246,776)
Net realized gain (loss)	8,574,513	4,927,848
Net change in unrealized appreciation (depreciation)	283,521,826	71,209,526
Net Increase (Decrease) in Net Assets Resulting from Operations	242,964,193	63,890,598

Distributions from Distributable Earnings:
Class I	(5,713,496)	—
Class D	(28,205)	—
Class S	(2,724,014)	—
Class T	(3,630)	—
Total Distributions from Distributable Earnings	(8,469,345)	—

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	642,775,648	193,234,285
Reinvestment of distributions	3,605,993	—
Repurchase of shares	(37,131,800)	(516,166)
Exchange of shares	6,417,909	108,765
Total Class I Transactions	615,667,750	192,826,884
Class D
Proceeds from shares issued	5,787,012	2,050,000
Reinvestment of distributions	21,642	—
Repurchase of shares	(155,593)	—
Exchange of shares	(4,653,375)	17,815
Total Class D Transactions	999,686	2,067,815
Class S
Proceeds from shares issued	575,802,383	58,938,930
Reinvestment of distributions	2,180,430	—
Repurchase of shares	(689,638)	—
Exchange of shares	(1,087,941)	(52,236)
Total Class S Transactions	576,205,234	58,886,694
Class T¹
Proceeds from shares issued	520,000	142,375
Reinvestment of distributions	1,236	—
Repurchase of shares	—	—
Exchange of shares	(676,593)	(74,344)
Total Class T Transactions	(155,357)	68,031
Change in Net Assets Resulting from Capital Share Transactions	1,192,717,313	253,849,424

Total Increase (Decrease) in Net Assets	1,427,212,161	317,740,022

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Net Assets
Beginning of period	504,398,731	186,658,709
End of period	$1,931,610,892	$504,398,731

¹ On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2025

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$242,964,193
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(1,151,281,748)
Proceeds from sales of short-term investments	7,450,422
Proceeds from sales of in-kind stock distributions	3,836,504
Distributions received from investments, net of distributions receivable from investments	18,743,874
Net realized gain distributions from investments	(8,574,513)
Net change in unrealized appreciation (depreciation) on investments	(284,668,483)
Amortization of debt issuance costs	473,031
Net change in unrealized loss on deferred tax	1,146,657
(Increase) Decrease in Assets
Dividend and interest receivable	117,427
Due from Adviser	684,094
Prepaid expenses	(77,926)
Increase (Decrease) in Liabilities
Incentive fees payable	15,813,507
Management fees payable	1,822,393
Professional fees payable	63,012
Revolving credit facility interest and fees payable	37,417
Administration fees payable	110,357
Transfer agent fees payable	10,624
Trustees' fees payable	1,648
Due to Adviser	282,545
Other accrued expenses	379,072
Net Cash Provided by (Used in) Operating Activities	(1,150,665,893)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of change in subscriptions received in advance	1,322,546,179
Repurchase of shares	(18,501,526)
Distributions paid in cash	(2,660,044)
Debt issuance costs	(118,023)
Net Cash Provided by (Used in) Financing Activities	1,301,266,586

Net Increase (Decrease) in Cash and Cash Equivalents and Restricted Cash Held in Escrow	150,600,693

Cash and Cash Equivalents and Restricted Cash Held in Escrow
Beginning of period	115,994,562
End of period	$266,595,255

End of Period Balances
Cash and cash equivalents	$130,616,138
Restricted cash held in escrow	135,979,117
End of Period Balance	$266,595,255

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Cash Flows (continued)
For the Year Ended March 31, 2025

Reconciliation to the Consolidated Statement of Assets and Liabilities
Cash	$49,528,451
Cash equivalents	81,087,687
Restricted cash held in escrow	135,979,117
Total Cash, Cash Equivalents, and Restricted Cash Held in Escrow	$266,595,255

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for commitment fees	$524,221
Reinvestment of distributions	$5,809,301
In-kind stock distributions received from investments	$4,654,265

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights
Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$36.71	$30.13	$25.00
Activity from investment operations:
Net investment income (loss)[1]	(1.64)	(1.34)	(0.70)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	9.05	7.92	5.83
Total from investment operations	7.41	6.58	5.13
Less distributions:
From net investment income	—	—	—
From net realized gains	(0.25)	—	—
Total distributions	$(0.25)	$—	$—
Net Asset Value per share, end of period[3]	$43.87	$36.71	$30.13
Net Assets, end of period (in thousands)	$1,215,283	$439,238	$185,844
Ratios to average net assets[4]
Net investment income (loss)[5]	(4.10)%	(4.02)%	(1.74)%
Gross expenses[6]	5.29%	6.26%	6.18%
Adviser expense recoupment (reimbursement)[6]	0.12%	(0.14)%	(1.12)%
Management fees voluntarily waived[7]	—%	(0.20)%	(0.79)%
Net expenses[6]	5.41%	5.92%	4.27%
Total return3 8 9	20.23%	21.84%	20.52%
Portfolio turnover rate[10]	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness[11]	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months and calculated including incentive fees, which are not annualized. If incentive fees were excluded, the ratios would have increased (decreased) by 3.31%, 3.63% and 2.90%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have (increased) decreased by 3.31%, 3.63% and 2.90%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
7	Expense ratios have been annualized for periods of less than twelve months.
8	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's Dividend Reinvestment Plan ("DRIP") (See Note 11). The total return for periods less than 1 year have not been annualized.
9	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
11	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights
Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$36.51	$30.08	$25.00
Activity from investment operations:
Net investment income (loss)[1]	(1.51)	(1.52)	(0.19)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	8.84	7.95	5.27
Total from investment operations	7.33	6.43	5.08
Less distributions:
From net investment income	—	—	—
From net realized gains	(0.25)	—	—
Total distributions	$(0.25)	$—	$—
Net Asset Value per share, end of period[3]	$43.59	$36.51	$30.08

Net Assets, end of period (in thousands)	$5,223	$3,210	$754

Ratios to average net assets[4]
Net investment income (loss)[5]	(3.85)%	(4.51)%	(0.33)%
Gross expenses[6]	5.18%	6.53%	4.92%
Adviser expense recoupment (reimbursement)[6]	—%	0.04%	(0.76)%
Management fees voluntarily waived[7]	—%	(0.17)%	(0.88)%
Net expenses[6]	5.18%	6.40%	3.28%
Total return3 8 9	20.12%	21.38%	20.32%
Portfolio turnover rate[10]	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness[11]	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months and calculated including incentive fees, which are not annualized. If incentive fees were excluded, the ratios would have increased (decreased) by 2.99%, 3.66% and 0.86%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have (increased) decreased by 2.99%, 3.66% and 0.86%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
7	Expense ratios have been annualized for periods of less than twelve months.
8	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's Dividend Reinvestment Plan ("DRIP") (See Note 11). The total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
9	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
11	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights
Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$36.41	$30.08	$25.00
Activity from investment operations:
Net investment income (loss)[1]	(2.02)	(2.12)	(0.83)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	9.04	8.45	5.91
Total from investment operations	7.02	6.33	5.08
Less distributions:
From net investment income	—	—	—
From net realized gains	(0.25)	—	—
Total distributions	$(0.25)	$—	$—
Net Asset Value per share, end of period[3]	$43.18	$36.41	$30.08

Net Assets, end of period (in thousands)	$711,105	$61,841	$30

Ratios to average net assets[4]
Net investment income (loss)[5]	(5.04)%	(5.99)%	(2.49)%
Gross expenses[6]	6.38%	8.01%	7.80%
Adviser expense recoupment (reimbursement)[6]	—%	—%	(2.08)%
Management fees voluntarily waived[7]	—%	(0.01)%	(0.78)%
Net expenses[6]	6.38%	8.00%	4.94%
Total return3 8 9	19.32%	21.04%	20.32%
Portfolio turnover rate[10]	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness[11]	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months and calculated including incentive fees, which are not annualized. If incentive fees were excluded, the ratios would have increased (decreased) by 3.60%, 4.11% and 3.14%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have (increased) decreased by 3.60%, 4.11% and 3.14%, respectively, for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023.
7	Expense ratios have been annualized for periods of less than twelve months.
8	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's Dividend Reinvestment Plan ("DRIP") (See Note 11). The total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
9	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
11	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements
March 31, 2025

1.	Organization

StepStone Private Venture and Growth Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on March 4, 2022 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a non-diversified, closed-end management investment company. The Fund is offered to investors who are qualified clients within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 and are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund commenced operations on November 1, 2022 (“Commencement of Operations”).

The Fund offers Class I Shares, Class D Shares, and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). On January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T shares. The Shares are offered in a continuous registered public offering with subscriptions accepted on a monthly basis at the then-current-month net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Private Wealth LLC is a wholly owned subsidiary of StepStone.

The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in venture capital and growth equity assets along with other private assets (collectively, “Private Market Assets”), focused on the "innovation economy," the most dynamic companies, technologies and sectors identified by StepStone as benefiting from attractive secular trends.

2.	Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries including: SPRING I LLC (Series A and Series B), a Delaware limited liability company, as well as SPRING Cayman LLC and SPRING Cayman II LLC (together, “SPRING Cayman”), which are limited liability companies registered in the Cayman Islands. The effects of all intercompany transactions between the Fund and its wholly-owned subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include (i) secondary purchases of existing investments in (a) individual operating companies or assets (“Secondary Direct Investments”), and (b) private investment funds (“Secondary Investment Funds”), (iii) investments in private funds that are actively fundraising (“Primary Investment Funds”) and (iv) investments in individual operating companies (“Primary Direct Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment Fund or a Primary Investment Fund is based on the net asset value of the investment reported by its investment manager ("Investment Manager"). If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustment made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance/incentive fees (carried interest) payable pursuant to the respective organizational documents of each investment fund.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Primary Direct Investments and Secondary Direct Investments in individual operating companies or assets in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Primary Direct Investment or Secondary Direct Investment in an individual operating company or assets: latest round of financing, company operating performance, market-based multiples, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s credit facility. The aforementioned costs are amortized over each instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translation represents: (1) foreign exchange gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments on the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investment Funds, Secondary Direct Investments, Primary Investment Funds and Primary Direct Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the Investment Manager of the Secondary Investment Funds, Secondary Direct Investments, Primary Investment Funds or Primary Direct Investments. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Dividend income and interest income are recorded on a trade date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon net assets as of the end of the prior month plus capital transactions effective as of the beginning of the current month at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 7). Closing costs associated with the purchase of Secondary Investment Funds, Secondary Direct Investments, Primary Investment Funds and Primary Direct Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

2. Summary of Significant Accounting Policies (continued)

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years from the year 2023 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

SPRING I LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent SPRING I LLC has a deferred tax asset, consideration is given to whether a valuation allowance is required.

The SPRING Cayman subsidiaries, wholly-owned by the Fund, are not subject to U.S. federal and state income taxes and are treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.2 million. The organizational costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.3 million. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. Offering costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

Cash and Cash Equivalents

Cash includes monies on deposit with UMB Bank, N.A. (”UMB Bank”), the Fund’s custodian, and Cash Equivalents includes short-term, interest-bearing, highly liquid money market investments. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits.

Restricted Cash Held in Escrow

Restricted cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with UMB Bank, under the authorization of UMB Fund Services, Inc. (the Fund’s transfer agent, as described in Note 6) and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Consolidated Statement of Assets and Liabilities.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

2. Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses (“ASU No. 2023-07”). ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. For the year ended March 31, 2025, the Fund adopted ASU No. 2023-07. Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s consolidated financial position or the results of its operations. An operating segment is defined in ASU No. 2023-07 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. The Fund does not expect this guidance to materially impact its Consolidated Financial Statements.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

3. Fair Value Measurements (continued)

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using a practical expedient. These investments are fair valued using NAV, or by adjusting the most recently available NAV for cash flows. As such, investments in securities with a fair value of $1.4 billion are excluded from the fair value hierarchy as of March 31, 2025.

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2025:

				Investments
	Level 1	Level 2	Level 3	Valued at NAV	Total
Primary Direct Investments	$—	$—	$253,241,723	$331,572,929	$584,814,652
Primary Investment Funds	—	—	—	49,059,463	49,059,463
Secondary Direct Investments	—	—	159,072,936	—	159,072,936
Secondary Investment Funds	—	—	—	1,006,804,553	1,006,804,553
Public Securities	538,986	—	—	—	538,986
Short-Term Investments	43,200,965	—	—	—	43,200,965
Total Investments	$43,739,951	$—	$412,314,659	$1,387,436,945	$1,843,491,555

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Primary Direct Investments	Secondary Direct Investments	Total Investments
Balance as of March 31, 2024	$57,001,852	$8,930,569	$65,932,421
Transfers into Level 3	—	—	—
Purchases	155,603,821	117,808,408	273,412,229
Distributions from Investments	(4,150,000)	—	(4,150,000)
Net Realized Gain (Loss)	(894,025)	—	(894,025)
Net Change in Unrealized Appreciation (Depreciation)	47,870,075	32,333,959	80,204,034
Transfers out of Level 3	(2,190,000)	—	(2,190,000)
Balance as of March 31, 2025	$253,241,723	$159,072,936	$412,314,659

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$47,870,075	$32,333,959	$80,204,034

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

3. Fair Value Measurements (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:

Investment Type	Fair Value as of March 31, 2025	Valuation Technique(s)	Unobservable Input	Single Input or Range of Inputs	Weighted Average of Inputs(1)	Impact to Valuation from an Increase in Inputs(2)
Primary Direct Investments	$189,278,444	Recent financing	Recent round of financing	N/A	N/A	Increase
Primary Direct Investments	$10,157,132	Market comparable companies	Enterprise value to revenue multiple	4.13x	4.13x	Increase
Primary Direct Investments	$53,806,147	Recent transaction	Recent transaction price	N/A	N/A	Increase
Secondary Direct Investments	$81,342,408	Recent financing	Recent round of financing	N/A	N/A	Increase
Secondary Direct Investments	$10,143,125	Market comparable companies	Enterprise value to revenue multiple	3.68x - 7.54x	5.27x	Increase
Secondary Direct Investments	$67,587,403	Recent transaction	Recent transaction price	N/A	N/A	Increase

(1)	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2025, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Primary Direct Investments	Investments in operating companies	$584,814,652	$19,648,803
Primary Investment Funds	Investments in newly established private funds	$49,059,463	$21,373,757
Secondary Direct Investments	Investments in existing operating companies that are typically acquired in privately negotiated transactions	$159,072,936	$—
Secondary Investment Funds	Investments in existing private investment funds that are typically acquired in privately negotiated transactions	$1,006,804,553	$120,912,490

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.50% on an annualized basis of the Fund’s net assets. The Management Fee is computed monthly and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2025, the Adviser earned $16.9 million in Management Fees of which $2.5 million was payable as of March 31, 2025.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

4. Investment Adviser and Transactions with Affiliates (continued)

At the end of each calendar month, the Adviser is entitled to accrue an incentive fee (“Incentive Fee”) in an amount equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant month over (ii) the then balance, if any, of the loss recovery account. The Incentive Fee is incorporated in the Fund’s monthly NAV and paid annually at the end of the calendar year to the Adviser to the extent it is earned. The Adviser pays 60% of the Incentive Fee to the Sub-Adviser each year. For the year ended March 31, 2025, the Adviser accrued $38.2 million in Incentive Fees and $18.9 million was payable as of March 31, 2025.

For the purposes of the Incentive Fee, net profits (“Net Profits”) means the amount by which the NAV of the Fund on the last day of the relevant month exceeds the NAV of the Fund as of the beginning of the same month, including any net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, expenses (including offering and organizational expenses) and excluding Shareholder subscriptions and repurchases. The Fund maintains a memorandum account (“Loss Recovery Account”) which had an initial balance of zero and is increased upon the close of each calendar month by the amount of the net losses of the Fund for the month and decreased (but not below zero) upon the close of each calendar month by the amount of the Net Profits of the Fund for the month. The Loss Recovery Account takes into account the Fund’s performance since inception and is also referred to as a life-to-date high-water mark. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings in the Fund. As of March 31, 2025, there was no balance in the Loss Recovery Account.

The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. On August 28, 2024, the Board approved the extension of the Limitation Period through June 30, 2025. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 0.50% for Class I Shares and 1.00% for Class D, S and T Shares, on an annualized basis, of the Fund’s month-end net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including Acquired Fund Fees); (iii) the Incentive Fee; (iv) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (v) interest payments incurred on borrowing by the Fund; (vi) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vii) distribution and shareholder servicing fees, as applicable; (viii) taxes; and (ix) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any month, exceeds the Expense Cap applicable to that class of Shares, the Adviser may waive its Management Fee and/or Incentive Fee or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee and/or Incentive Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if (i) the ordinary operating expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of ordinary operating expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

During the year ended March 31, 2025, the Adviser recouped a net amount of $0.9 million under the Expense Limitation and Reimbursement agreement, as recorded on the Statement of Operations. As of March 31, 2025, a total of $0.2 million in expenses exceeded the Expense Cap, and remain eligible for future recoupment across all share classes. Additionally, the Adviser has paid $0.5 million of expenses on behalf of the Fund to eliminate expenses in excess of the Expense Cap. The net of these amounts, representing a $0.3 million balance, is recorded as Due to Adviser on the Consolidated Statement of Assets and Liabilities. These expenses primarily include the Fund's initial upfront fee on the revolving credit facility, as well as organizational and offering expenses incurred from Inception through Commencement of Operations.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

4. Investment Adviser and Transactions with Affiliates (continued)

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee ("Administration Fee") in an amount up to 0.23% on an annualized basis of the Fund's net assets. The Administration Fee is calculated based on the Fund’s month-end net asset value and is payable monthly in arrears. For the year ended March 31, 2025, the Administrator earned $1.6 million in Administration Fees of which $0.2 million was payable as of March 31, 2025.

5. Controlled/Affiliated Investments

Under Section 2(a)(9) of the 1940 Act, an investment is deemed a control affiliate of the Fund if the Fund owns 25% or more of the investment's outstanding voting securities. As of March 31, 2025, the Fund held 25% or more of the voting securities of the following investments:

Affiliated Investment	Balance as of March 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Balance as of March 31, 2025	Affiliated Income
CRV XVIII-Z, LP	$—	$11,009,502	$—	$—	$548,845	$11,558,347	$—
Terrain Opportunity I, LP	—	2,278,987	—	—	(48,517)	2,230,470	—
	$—	$13,288,489	$—	$—	$500,328	$13,788,817	$—

6. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s US assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by UMB Bank in accordance with the terms of the custody agreement. For the year ended March 31, 2025, the Custodian earned $0.1 million in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $20,999 was payable as of March 31, 2025 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2025, the Transfer Agent earned $0.6 million in transfer agent fees of which $0.1 million was payable as of March 31, 2025.

7. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain Registered Investment Advisers ("RIA") and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S and Class T Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class T Shares. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are calculated as of the last day of each calendar month (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2025, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

8. Revolving Credit Facility

Effective February 6, 2023, the Fund entered into a revolving credit agreement ("Credit Facility"), as amended from time to time, with Texas Capital Bank allowing the Fund to borrow up to $85.0 million ("Commitment") from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund. The Commitment termination date is February 6, 2026.

When borrowing on the Credit Facility, the Fund can select a “Base Rate Borrowing” or “Term SOFR Borrowing” (each a “Loan Type”). The interest rate associated with each Loan Type will be determined at the time of such borrowing and is comprised of a reference rate plus an applicable margin of 2.50% for Base Rate Borrowings or 3.50% for Term SOFR Borrowings. The Credit Facility has an unused fee of 0.40% per annum on the average daily unused balance when the current outstanding balance equals or exceeds 25% of the maximum principal amount available and 0.60% per annum otherwise. In conjunction with the Credit Facility, the Fund incurred an upfront fee of 0.40% which is being amortized in the Consolidated Statement of Operations over the three-year term of the Credit Facility. For the year ended March 31, 2025, expenses incurred by the Fund related to the Credit Facility were $1.0 million. During the year ended March 31, 2025, there were no short-term borrowings and the Fund had no outstanding principal on the Credit Facility as of March 31, 2025. The Credit Facility matures on February 6, 2026, unless terminated earlier in accordance with its terms.

9. Commitments and Contingencies

As of March 31, 2025, the Fund has contractual unfunded commitments to provide additional funding of $161.9 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

Contingencies associated with the Expense Limitation and Reimbursement Agreement are discussed in Note 4.

10. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses. Effective January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T Shares.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $50,000. The minimum initial investment may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50% and investors purchasing Class D Shares may be charged a sales load up to a maximum of 1.50%. Investors purchasing Class I Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current NAV per share.

Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

10. Capital Share Transactions (continued)

The following table summarizes the Capital Share transactions for the years ended March 31, 2025 and March 31, 2024:

	For the Year Ended March 31, 2025		For the Year Ended March 31, 2024
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	16,377,314	$642,775,648	5,807,404	$193,234,285
Reinvestment of distributions	88,795	3,605,993	—	—
Repurchase of shares	(889,317)	(37,131,800)	(14,118)	(516,166)
Exchange of shares	161,577	6,417,909	3,215	108,765
Net increase (decrease)	15,738,369	$615,667,750	5,796,501	$192,826,884

Class D
Proceeds from shares issued	155,537	$5,787,012	62,190	$2,050,000
Reinvestment of distributions	536	21,642	—	—
Repurchase of shares	(3,623)	(155,593)	—	—
Exchange of shares	(120,551)	(4,653,375)	660	17,815
Net increase (decrease)	31,899	$999,686	62,850	$2,067,815

Class S
Proceeds from shares issued	14,756,883	$575,802,383	1,699,031	$58,938,930
Reinvestment of distributions	54,456	2,180,430	—	—
Repurchase of shares	(16,819)	(689,638)	—	—
Exchange of shares	(25,608)	(1,087,941)	(1,491)	(52,236)
Net increase (decrease)	14,768,912	$576,205,234	1,697,540	$58,886,694

Class T1
Proceeds from shares issued	13,724	$520,000	4,397	$142,375
Reinvestment of distributions	31	1,236	—	—
Repurchase of shares	—	—	—	—
Exchange of shares	(16,751)	(676,593)	(2,401)	(74,344)
Net increase (decrease)	(2,996)	$(155,357)	1,996	$68,031

Subject to the Board’s discretion, the Fund offers a quarterly share repurchase program where the total aggregate amount of Share repurchases will be up to 2.50% of the Fund’s outstanding Shares each quarter. It is expected that the Adviser will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to typically occur on March 31, June 30, September 30 and December 31 of each year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. Any repurchase of Shares which have been held for less than one year by a Shareholder, as measured through the date of redemption, will be subject to an early repurchase fee equal to 2.00% of the NAV of the Shares repurchased by the Fund. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. For the years ended March 31, 2025 and 2024, 909,759 and 14,118 Shares were repurchased by the Fund, respectively.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

11. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period.

12. Investment Transactions

For the year ended March 31, 2025, purchases of investments, excluding short term investments, were $1.2 billion. For the year ended March 31, 2025, total proceeds received from investments that represented return of capital distributions were $13.1 million. During the year ended March 31, 2025, total distribution proceeds from sale or other disposition of investments amounted to $3.8 million.

13. Tax Information

The Fund has temporary differences primarily due to timing of the amortization of organizational costs, the deferral of qualified late-year losses, differences between book and tax treatment of partnership investments held by the Fund and investments held by SPRING I LLC and SPRING Cayman.

For the tax year ended September 30, 2024, the Fund recognized a permanent book to tax difference of $9.2 million resulting primarily from net operating losses. The permanent book to tax difference has been reclassified from paid-in capital to distributable earnings and have no effect on net assets or net asset value per share.

For the tax year ended September 30, 2024, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	(15,885,137)
Undistributed long-term capital gains	3,970,410
Net tax appreciation (depreciation)	162,336,128
Other temporary difference	(56,913)
Total distributable earnings (accumulated loss)	$150,364,488

The tax character of Subchapter M distributions for the fiscal years ended March 31, 2025 and March 31, 2024 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2025	$—	$8,469,345
2024*	$—	$—

*The tax character of Subchapter M distributions for the tax year ended September 30, 2024 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2024	$—	$—

For the tax year ended September 30, 2024, the Fund’s deferred, on a tax basis, qualified late year losses are as follows:

Ordinary Income	$15,885,137
Net Capital	$—

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)
March 31, 2025

13. Tax Information (continued)

As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$392,098,596
Gross unrealized depreciation	(5,396,179)
Net unrealized appreciation (depreciation) on investments	$386,702,417
Tax cost of investments	$1,537,876,825

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

SPRING I LLC recorded a deferred provision for income tax expense of $1.1 million for the fiscal year ended March 31, 2025. The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% and estimated applicable state tax statutory rate of 2.25% to net investment income, realized and unrealized gains (losses) on investments before taxes. As of March 31, 2025, SPRING I LLC has a deferred tax liability of $1.1 million.

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2025 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the fiscal year ended March 31, 2025, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2025.

14.	Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

15.	Subsequent Events

Effective April 1, 2025 and May 1, 2025, there were additional subscriptions into the Fund in the amounts of $136.0 million and $101.0 million, respectively.

On April 22, 2025, the Fund commenced a repurchase offer with a valuation date of June 30, 2025.

Effective April 1, 2025 the Administration Fee was amended to equal an amount up to 0.18% on an annualized basis of the Fund’s net assets.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Venture and Growth Fund

Trustees and Officers (unaudited)
March 31, 2025

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	4	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	4	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	4	Director, KBS Real Estate Investment Trust II, Inc. (since 2019) and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Interested Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020)	4	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	4	None

StepStone Private Venture and Growth Fund

Trustees and Officers (unaudited) (continued)
March 31, 2025

Executive Officers
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Dean Caruvana Birth Year: 1988	Chief Compliance Officer	Indefinite Length — Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)
March 31, 2025

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Venture and Growth Fund (the “Fund”) held on February 20, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees, incentive fees and other expenses, including information comparing the management fees and incentive fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; and (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub- Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)
March 31, 2025

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all venture capital and growth equity investments managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisers) approximately $698 billion of private capital allocations, including approximately $179 billion of assets under management as of December 31, 2024. The Board discussed with the Sub- Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser is an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all venture capital and growth equity investments managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)
March 31, 2025

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not by the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub- Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Venture and Growth Fund

Other Information
March 31, 2025

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Venture and Growth Fund

Privacy Notice (unaudited)
March 31, 2025

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy” with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s account; and

•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

•	Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.

•	The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.

•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.

•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

StepStone Private Venture and Growth Fund

Privacy Notice (unaudited) (continued)
March 31, 2025

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

1For purposes of this Data Privacy Policy, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	StepStone Private Venture and Growth Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $0.43 million and $0.23 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.01 million and $0.01 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.07 million and $0.10 million, respectively. Tax-related fees principally includes fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2025 and March 31, 2024 for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 0%

(d) Not applicable

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2025 and March 31, 2024 were $3.06 million and $1.82 million, respectively.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable

(j) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of non-controlled/non-affiliated and controlled/affiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in a file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Manager”) as of the date of this filing:

Brian Borton

Mr. Borton is a member of StepStone’s private equity team, focusing on venture capital and growth equity investments. Prior to joining StepStone in 2012, Mr. Borton was an investment banking associate at Focus Strategies, where he advised middle market clients on mergers and acquisitions, recapitalizations, private placements, and corporate strategy. Previously, he was a member of the equity research associate program at Brandes Investment Partners, a leading investment advisory firm managing $30 billion of global equity portfolios for institutional and high net worth clients.

Mr. Borton graduated with a BBA in finance from the University of Texas at Austin and is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager

(As of March 31, 2025)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Brian Borton	Zero accounts	Two accounts, $0.2	Zero accounts	Zero accounts	Three accounts, $0.4	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2025, compensation for the Portfolio Manager includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, the Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his ownership interest.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned by Portfolio Manager (As of March 31, 2025)
Brian Borton	$10,001 - $50,000

The Fund is required to show the dollar amount range of Mr. Borton’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Venture and Growth Fund

By (Signature and Title)*
/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*
/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.